SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Infrastructure Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

                PROXY TABULATOR

                P.O. BOX 9112

                FARMINGDALE, NY 11735

To authorize your proxy by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To authorize your proxy by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M83546-P62567	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
	Vote On Directors	All	All	Except
	1. Election of Directors			.
Nominees:
1.1 George Grossman
1.2 Robert H. Steers
1.3 C. Edward Ward, Jr.

						For	Against	Abstain

2. To approve the revision of UTF’s fundamental investment restriction with respect to concentrating investments in an industry as described below:

•    Current Restriction: The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for the utility industry.

•    Proposed Amended Restriction: The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director and FOR proposal two. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.
Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

☐ FOLD AND DETACH HERE ☐	M83547-P62567

COHEN & STEERS INFRASTRUCTURE FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Josh Troper and Al Laskaj (or, if only one shall act, then that one) as proxies, with the power of substitution, to vote all the stock of the Cohen & Steers Infrastructure Fund, Inc. (the “Fund”) registered in the name of the undersigned at the 2015 Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, New York 10017, on April 23, 2015 at 10:00 a.m., New York City time, and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)